UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2012

UNITED COMMUNITY BANCORP

(Exact name of registrant as specified in its charter)

United States	0-51800	36-4587081
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization) File Number)	Identification No.)

92 Walnut Street, Lawrenceburg, Indiana	47025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 537-4822

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

 The information required by this Item is contained in Item 4.02 of this Current Report and is incorporated herein by reference.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On March 28, 2012, the Board of Directors of United Community Bancorp (the “Company”) determined that the following previously issued consolidated financial statements of the Company should no longer be relied upon: (i) the audited consolidated financial statements at June 30, 2010 and 2011 and for the fiscal years then ended, as contained in the Annual Reports on Form 10-K for the fiscal years ended June 30, 2010 and June 30, 2011, and (ii) the unaudited consolidated financial statements at September 30, 2010, December 31, 2010, March 31, 2011 and December 31, 2011 and for the interim periods then ended, as contained in the Quarterly Reports on Form 10-Q for the quarterly periods ended September 30, 2010, December 31, 2010, March 31, 2011 and December 31, 2011.

The Board of Directors arrived at this determination based on the recommendation of the Audit Committee of the Board of Directors and management, in consultation with Clark, Schaefer, Hackett & Co., the Company’s independent registered public accounting firm. The foregoing determination and consultation occurred in connection with the Securities and Exchange Commission (the “SEC”) staff’s review of the Registration Statement on Form S-1, as amended, filed by United Community Bancorp (an Indiana corporation) and the proposed new holding company for United Community Bank (the “Bank”) in connection with the second-step conversion of the Bank.

As a result of this determination, the Company will restate its consolidated financial statements for the foregoing dates and periods, which restatements will be reflected in the restated financial statements to be contained in an amended Form 10-K for the fiscal year ended June 30, 2011 (the “Form 10-K/A”) and in an amended Form 10-Q for the quarter ended December 31, 2011 (the “Form 10-Q/A”), as applicable. The Company intends to file the Form 10-K/A and the Form 10-Q/A with the SEC as soon as possible.

The restatements are the result of the Company’s determination that a portion of the loan loss provisions that were established in the quarter ended March 31, 2011 should have been established in earlier periods. The Company experienced control deficiencies in the monitoring of certain loans and loan relationships. These deficiencies resulted in the Company not properly identifying impaired loans and troubled debt restructurings under ASC 310-10-35 and ASC 310-40-35. The Company also experienced deficiencies in measuring impairment on impaired loans and troubled debt restructurings under ASC 310-10-35. These deficiencies primarily related to the reliance on personal cash infusions of co-borrowers on troubled debt restructurings when determining the present value of future cash flows. The portion of the loan loss provisions involved relates to five loan relationships comprising the most significant troubled debt restructurings effected by the Bank that were restructured using a split note strategy in the March 31, 2011 quarter. In connection with the above referenced consultations between management and Clark, Schaefer, Hackett & Co., management has determined that, in calculating the future cash flows of these loan relationships, it should not have included required cash infusions from co-borrowers for loans experiencing financial difficulties. Because the required restatements relate to the timing and not the aggregate amount of the loan loss provisions recorded during the periods being restated, no additional loan loss provisions were required for any of these loan relationships during the periods being restated.

As of the filing date of this Current Report on Form 8-K, the table below provides the estimated restated results of operations for the fiscal years ended June 30, 2010 and 2011 and for the quarterly periods ended September 30, 2010, December 31, 2010, March 31, 2011 and December 31, 2011:

(in thousands)	Year ended June 30, 2010 (as previously reported)	Quarter ended September 30, 2010 (as previously reported)	Quarter ended December 31, 2010 (as previously reported)	Quarter ended March 31, 2011 (as previously reported)	Quarter ended June 30, 2011 (as previously reported)	Year ended June 30, 2011 (as previously reported)	Quarter ended December 31, 2011 (as previously reported)
Net interest income	$12,507	$3,395	$3,600	$3,590	$3,674	$14,259	$3,643
Provision for loan losses	2,509	719	737	3,971	755	6,182	977
Other income	3,557	995	973	795	1,275	4,038	1,205
Other expense	12,198	3,251	3,204	2,949	3,082	12,486	3,141
Income (loss) before taxes	$1,357	$420	$632	$(2,535)	$1,112	$(371)	$730
Provision (benefit) for income taxes	343	149	53	(814)	316	(296)	199
Net income (loss)	$1,014	$271	$579	$(1,721)	$796	$(75)	$531

Earnings per common share:
Basic	$0.13	$0.04	$0.08	$(0.23)	$0.10	$(0.01)	$0.07
Diluted	$0.13	$0.04	$0.08	$(0.23)	$0.10	$(0.01)	$0.07

(in thousands)	Year ended June 30, 2010 (restated)	Quarter ended September 30, 2010 (restated)	Quarter ended December 31, 2010 (restated)	Quarter ended March 31, 2011 (restated)	Quarter ended June 30, 2011 (restated)	Year ended June 30, 2011 (restated)	Quarter ended December 31, 2011 (restated)
Net interest income	$12,507	$3,395	$3,600	$3,590	$3,674	$14,259	$3,643
Provision for loan losses	4,847	643	538	2,204	755	4,140	681
Other income	3,557	995	973	795	1,275	4,038	1,205
Other expense	12,198	3,251	3,204	2,949	3,082	12,486	3,141
Income (loss) before taxes	$(981)	$496	$831	$(768)	$1,112	$1,671	$1,026
Provision (benefit) for income taxes	(569)	179	131	(125)	316	501	314
Net income (loss)	$(412)	$317	$700	$(643)	$796	$1,170	$712

Earnings per common share:
Basic	$(0.05)	$0.04	$0.09	$(0.08)	$0.10	$0.15	$0.09
Diluted	$(0.05)	$0.04	$0.09	$(0.08)	$0.10	$0.15	$0.09

The table below provides the estimated adjustments to each affected financial statement line item for the fiscal years ended June 30, 2010 and 2011 and for the quarterly periods ended September 30, 2010, December 31, 2010, March 31, 2011, June 30, 2011 and December 31, 2011:

(in thousands)	Year ended June 30, 2010 (amount of adjustment)	Quarter ended September 30, 2010 (amount of adjustment)	Quarter ended December 31, 2010 (amount of adjustment)	Quarter ended March 31, 2011 (amount of adjustment)	Quarter ended June 30, 2011 (amount of adjustment)	Year ended June 30, 2011 (amount of adjustment)	Quarter ended December 31, 2011 (amount of adjustment)
Net interest income	$-	$-	$-	$-	$-	$-	$-
Provision for loan losses	2,338	(76)	(199)	(1,767)	-	(2,042)	(296)
Other income	-	-	-	-	-	-	-
Other expense	-	-	-	-	-	-	-
Income (loss) before taxes	$(2,338)	$76	$199	$1,767	$-	$2,042	$296
Provision (benefit) for income taxes	(912)	30	78	689	-	797	115
Net income (loss)	$(1,426)	$46	$121	$1,078	$-	$1,245	$181

Earnings per common share:
Basis	$(0.18)	$0.00	$0.01	$0.15	$-	$0.16	$0.02
Diluted	$(0.18)	$0.00	$0.01	$0.15	$-	$0.16	$0.02

The tables below disclose the impact of these corrections on the consolidated balance sheets as of June 30, 2011 and 2010:

(in thousands)	June 30, 2011
	As Previously Reported	Adjustment	As Restated
Loans receivable, gross	$290,834	$-	$290,834
Allowance for loan loss	$(5,039)	$(296)	$(5,335)
Deferred income tax asset	$2,765	$115	$2,880
Total assets	$472,712	$(181)	$472,531

Retained earnings	$26,616	$(181)	$26,435
Total stockholders’ equity	$54,327	$(181)	$54,146

(in thousands)	June 30, 2010
	As Previously Reported	Adjustment	As Restated
Loans receivable, gross	$315,254	$-	$315,254
Allowance for loan loss	$(5,681)	$(2,338)	$(8,019)
Deferred income tax asset	$3,721	$912	$4,633
Total assets	$492,104	$(1,426)	$490,678

Retained earnings	$28,048	$(1,426)	$26,622
Total stockholders’ equity	$55,480	$(1,426)	$54,054

As a result of these events, management, in consultation with Clark, Schaefer, Hackett & Co., has determined that a material weakness in internal control over financial reporting existed at each of the dates and periods that are being restated. The Company expects to report this material weakness in the Form 10-K/A and in the Form 10-Q/A.

Management has discussed the matters disclosed in this Item 4.02 with the Company’s independent registered accounting firm.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the federal securities laws.  These statements are not historical facts but are based on the Company’s current expectations regarding its expected results and future performance.  Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions.  The Company’s ability to predict future results is inherently uncertain.  Factors which could affect actual results include interest rate trends, the general economic climate in the market area in which the Company and the Bank operate, as well as nationwide, the Company’s ability to control costs and expenses, competitive products and pricing, loan delinquency rates and changes in federal and state legislation and regulation.  Additional factors that may affect the Company’s results are discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2011 under “Item 1A. Risk Factors.”  These factors should be considered in evaluating the forward-looking statements and undue reliance should not be placed on such statements.  Except as may be required by applicable law or regulation, the Company assumes no obligation to update any forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANCORP
(Registrant)

Date: March 29, 2012	By: /s/ William F. Ritzmann
William F. Ritzmann President and Chief Executive Officer